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                          [PACIFIC CAPITAL FUNDS LOGO]

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                  PROSPECTUS SUPPLEMENT DATED OCTOBER 1, 2002
                      TO PROSPECTUS DATED DECEMBER 1, 2001
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       1. The following information replaces footnote * on page 13 of the
          Prospectus for the Balanced Fund under the Performance Table:

          * For the period January 1, 2001 through September 30, 2001, the aggregate (non-annualized) total return of the Fund was -14.94% versus -20.39% and 8.51% for the S&P 500(R) Stock Index and the Merrill Lynch Corporate & Government Master Index, respectively.

       2. The following information replaces footnote 1 on page 37 of the Prospectus for the Short Intermediate U.S. Government
          Securities Fund under the section entitled "Fees and Expenses":

          1 The Adviser is limiting the Management Fee and reimbursing other expenses and the Administrator is waiving a portion of the Administration Fee so combined they do not exceed 0.55%. TOTAL FUND OPERATING EXPENSES AFTER THESE FEE WAIVERS FOR CLASS Y SHARES ARE 0.55%. These expense limitations may be revised or canceled at any time.

       3. The following is added to the information under "The Investment Adviser" on page 47 of the Prospectus:

          Effective October 1, 2002, the Adviser's fees for the Small Cap Fund, New Asia Growth Fund and International Stock Fund were reduced to 0.50%, 0.40%, and 0.45% of average net assets, respectively, and those Funds assumed the Adviser's previous obligation to pay fees to their Sub-Advisers.

       4. The following is added to the information under "The
          Sub-Advisers" on page 47 of the Prospectus:

          For the Sub-Advisers' services, the Funds will pay the Sub-Advisers as follows, effective October 1, 2002: Small Cap Fund - 0.60% of the first $50 million of the Fund's average daily net assets and 0.55% of its average daily net assets in excess of $50 million; International Stock
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          Fund - 0.65% of the first $50 million of the Fund's average daily net assets and 0.60% of its average daily net assets in excess of $50 million; New Asia Growth Fund - 0.50% of the Fund's average daily net assets.

       5. The following information replaces the first four paragraphs on page 52 of the Prospectus under the heading "Purchasing and Adding to Your Shares."

          Shares are sold by the Distributor, BISYS. Any institution (including Bank of Hawaii and its affiliated and correspondent banks) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Class Y shares. Class Y shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment adviser that has a selling arrangement with BISYS, which client invests $1,000,000 or more in the aggregate in the Class Y shares of the Funds, is also eligible to invest in Class Y shares through the investment adviser.

          Class Y shares purchased through qualifying accounts may be held in separate accounts in the name of the person or persons who purchased the shares, but dividends and distributions relating to such shares may not be reinvested and no additional Class Y shares may be purchased for such separate accounts unless the account holder qualifies to purchase additional Class Y shares. If you have purchased Class Y shares of any Fund and do not qualify to purchase additional Class Y shares, you may make an additional investment in the Fund by purchasing Class A or Class B shares, which are offered in a separate prospectus. If you have purchased Class Y shares, but no longer qualify to make an additional investment, we will convert your holdings to Class A shares of the same Fund. As a shareholder of Class A shares, you will be permitted to reinvest dividends and distributions relating to your share holdings, but your investment will be subject to the higher expenses associated with Class A shares. See "Exchanging Your Shares" on page 58.

          Qualified accounts maintained by or on behalf of certain customers or clients ("Customers") by an institution or investment adviser may purchase Class Y shares of the Funds purchased through procedures established by BISYS. These procedures may include instructions under which a Customer's account is automatically "swept" at least once a week and amounts in excess of a minimum amount agreed upon by a Customer and its institution or investment adviser are invested by BISYS in shares of a Fund.

          No sales charge (load) is imposed at the time you purchase or sell Class Y shares. Depending upon the terms of your Customer account, your institution or investment adviser may charge your account fees for services provided in connection with investment in the Funds. Your institution or investment adviser will provide you with information concerning these services and any charges.
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                                    CLASS Y
                              INSTITUTIONAL SHARES
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     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.

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